FACTORSHARES TRUST

PureFundsTM ISE Diamond/Gemstone ETF (NYSE Arca Ticker Symbol: GEMS)
PureFundsTM ISE Mining Service ETF (NYSE Arca Ticker Symbol: MSXX)

Important Notice Regarding the Closure of the Funds

Supplement Dated January 10, 2014
to the currently effective Prospectus and Statement of Additional Information for each of the Funds

The following information should be read in conjunction with the Prospectus and Statement of Additional Information listed above for each of the Funds.

After careful consideration, and at the recommendation of Factor Advisors LLC, the investment adviser to each series of FactorShares Trust (the “Trust”), and PureShares LLC, the business manager to each series of the Trust, the Board of Trustees of the Trust approved the closing and subsequent liquidation of PureFundsTM ISE Diamond/Gemstone ETF and PureFundsTM ISE Mining Service ETF (each, a “Fund” and together, the “Funds”) pursuant to the terms of a Plan of Liquidation. Accordingly, each Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders on or about January 24, 2014 (the “Liquidation Date”).

The last day of trading of shares of the Funds on the NYSE Arca will be January 23, 2014. Following the last day of trading and prior to the Liquidation Date, shareholders will not be able to purchase or redeem shares from the Funds and will be unable to purchase or sell them in the secondary market.  Prior to the last day of trading, shareholders may continue to purchase and sell Fund shares through a broker in the standard manner.  Customary brokerage charges may apply to such transactions.  Effective immediately, each Fund will increase its cash holdings in contemplation of its liquidation. As a result, through the Liquidation Date, each Fund will deviate from its investment objective and strategies, as stated in the Fund’s Prospectus, as it winds up its business and affairs.

On or promptly after the Liquidation Date, each Fund will distribute to its remaining shareholders a liquidating cash distribution equal to the net asset value of the shareholder’s Fund shares as of the close of business on the Liquidation Date.  This amount includes any accrued capital gains and dividends.  Shareholders remaining in the Funds on the Liquidation Date will not be charged any transaction fees by the Funds.  The net asset value of each Fund on the Liquidation Date will reflect the costs of closing the Fund.  The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares.  The liquidation of Fund shares may be treated as a taxable event.  Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

If you would like additional information, call 1-877-756-PURE or visit www.PureETFs.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE